11:59:07 AM                                             EXHIBIT 99.1


                      MBNA MASTER CREDIT CARD TRUST 93-4

                           KEY PERFORMANCE FACTORS
                                      July, 1996



        Scheduled Maturity                                        6/15/99


        Coupon                                                    5.7500%


        Excess Protection Level
          3 Month Average                                           5.90%
        July, 1996                                                  5.57%
        June, 1996                                                  6.35%
        May, 1996                                                   5.76%


        Cash Yield                                                 18.03%


        Investor Charge Offs                                        4.01%


        Base Rate                                                   8.44%


        Over 35 Day Delinquency                                     4.46%


        Seller's Interest                                          23.33%


        Total Payment Rate                                         10.80%


        Total Principal Balance                         $8,999,464,467.14


        Investor Participation Amount                   $1,000,000,000.00


        Seller Participation Amount                     $2,099,464,467.11